Exhibit 10.1

CREDIT AGREEMENT

THIS AGREEMENT dated for reference March 17, 2008 is between:

IONIC CAPITAL CORP., an Alberta corporation, having an office at Suite 1028, 550 Burrard Street, Vancouver, British Columbia V6C 2B5

(the “Lender”)

AND:

HYCROFT RESOURCES & DEVELOPMENT, INC., a Nevada corporation, having its chief executive office at 9604 Prototype Court, Reno, Nevada 89521

(the “Borrower”)

AND:

ALLIED NEVADA GOLD CORP., a Delaware corporation, having its chief executive office at 9604 Prototype Court, Reno, Nevada 89521

(“Allied Nevada”)

AND:

HYCROFT LEWIS MINE, INC., a Nevada corporation, having its chief executive office at 9604 Prototype Court, Reno, Nevada 89521

(“Hycroft Lewis”)

AND:

VICTORY EXPLORATION INC., a Nevada corporation, having its chief executive office at 9604 Prototype Court, Reno, Nevada 89521

(“Victory Exploration”)

AND:

VICTORY GOLD INC., a Nevada corporation, having its chief executive office at 9604 Prototype Court, Reno, Nevada 89521

(“Victory Gold”)

AND:

ALLIED VGH INC., a Nevada corporation, having its chief executive office at 9604 Prototype Court, Reno, Nevada 89521

(“Allied VGH”)

AND:

ALLIED NEVADA GOLD HOLDINGS LLC, a Nevada limited liability corporation, having its chief executive office at 9604 Prototype Court, Reno, Nevada 89521

(“Allied Holdings”)

AND:

ALLIED VNC INC., a Nevada corporation, having its chief executive office at 9604 Prototype Court, Reno, Nevada 89521

(“Allied VNC”)

(Allied Nevada, Hycroft Lewis, Victory Exploration, Victory Gold, Allied VGH, Allied Holdings and Allied VNC are collectively referred to herein as the “Guarantors”)

BACKGROUND

A. The Lender has agreed to lend to the Borrower and the Borrower has agreed to borrow from the Lender the aggregate principal amount of up to CAD$27,000,000, on the terms and subject to the conditions of this Agreement.

B. The Guarantors are affiliated with the Borrower and have requested that the Lender advance the Facility to the Borrower pursuant to this Agreement, and to induce the Lender to make such advance have agreed to execute and deliver this Agreement and the security contemplated herein, including but not limited to guarantees of all obligations of the Borrower to the Lender in respect of the Facility.

C. The Guarantors acknowledge that by virtue of their relationship with the Borrower they will benefit from the advance of the Facility by the Lender to the Borrower pursuant to this Agreement.

AGREEMENTS

For good and valuable consideration, the receipt and sufficiency of which each party acknowledges, the parties agree as follows:

1.	Definitions. In this Agreement:

(a)	“Advance” means any of the Initial Advance and any Subsequent Advance;

(b)	“Allied Nevada” means Allied Nevada Gold Corp., a Delaware corporation;

(c)	“Allied Holdings” means Allied Nevada Gold Holdings LLC, a Nevada limited liability corporation;

(d)	“Allied VGH” means Allied VGH Inc., a Nevada corporation;

(e)	“Allied VNC” means Allied VNC Inc., a Nevada corporation;

(f)	“Bonus” has the meaning set forth in paragraph 8 below;

(g)	“Borrower” means Hycroft Resources & Development, Inc., a Nevada corporation;

(h)	“Business Day” means a day which is not a Saturday, Sunday or a statutory holiday in the State of Nevada;

(i)	“Collateral Properties” means collectively, the Maverick Springs, Mountainview, Hasbrouck, Three Hills and Wildcat properties now owned by the Credit Parties, as those properties are described in the Preliminary Prospectus;

(j)	“control” has the meaning set forth in subparagraph 15(m) below;

(k)	“Credit Parties” means collectively the Borrower and the Guarantors, and “Credit Party” means any one of them;

(l)	“Drawing Notice” means the drawing notice and certification in form attached as Schedule “C” hereto;

(m)	“Event of Default” has the meaning set forth in paragraph 15 below;

(n)	“Exchange” means The Toronto Stock Exchange;

(o)	“Facility” means the $27,000,000 credit facility granted by the Lender to the Borrower pursuant to this Agreement;

(p)	“Final Approval” has the meaning set forth in subparagraph 12(k) below;

(q)	“Guarantors” means collectively, Allied Nevada, Hycroft Lewis, Victory Exploration, Victory Gold, Allied VGH, Allied Holdings and Allied VNC and “Guarantors” means any one of them;

(r)	“Hycroft Lewis” means Hycroft Lewis Mine, Inc., a Nevada corporation;

(s)	“Hycroft Mine” means the Hycroft open pit mine located near Winnemucca, Nevada comprised of the Hycroft Mining Properties and all present and after-acquired personal property derived from or used or acquired for use in connection therewith;

(t)	“Hycroft Mine Plan of Operations” means the plan of operations filed by the Borrower with the US Bureau of Land Management and the Nevada Division of Environmental Protection;

(u)	“Hycroft Mining Properties” means the mining properties described in the attached Schedule “A”;

(v)	“Initial Advance” shall mean the first advance under the Facility, which in any event shall be drawn down in an amount of CAD$10,000,000, subject to the conditions precedent set forth in paragraph 10 below;

(w)	“Lender” means Ionic Capital Corp., an Alberta corporation;

(x)	“Liens” means any mortgage, charge, lien, hypothec or encumbrance, whether fixed or floating on, or any security interest in, any property, whether real, personal or mixed, tangible or intangible, any pledge or hypothecation of any property, any deposit arrangement, priority, conditional sale agreement, other title retention agreement or equipment trust, capital lease or other security arrangement of any kind.;

(y)	“Permitted Encumbrances” means (i) all Liens registered against the title to the Hycroft Mining Properties on the date hereof described in the title opinion of the Credit Parties’ US counsel dated March 18, 2008 delivered to the Lender in connection with the transactions described herein, and (ii) the Liens described in the attached Schedule “E”;

(z)	“Preliminary Prospectus” means the amended and restated preliminary prospectus of Allied Nevada dated March 7, 2008, as filed on SEDAR;

(aa)	“Outstanding Balance” has the meaning set forth in paragraph 4(a) below;

(bb)	“Standby Fee” has the meaning set forth in paragraph 7 below;

(cc)	“Structuring Fee” has the meaning set forth in paragraph 6 below;

(dd)	“Subsequent Advance” means any advance under the Facility subsequent to the Initial Advance which, in any event shall be drawn down in multiples of $500,000 each and which in aggregate together with the Initial Advance and all Subsequent Advances shall not exceed the aggregate amount of the Facility, and subject to the conditions precedent set forth in paragraph 10 below;

(ee)	“Subsidiaries” means, with respect to the Credit Parties, any corporation of which at least a majority of the outstanding shares to which there is attached voting power under ordinary circumstances to elect a majority of the board of directors of such corporation, shall at the relevant time be owned directly or indirectly by the Credit Parties, one or more Subsidiaries of the Credit Parties, or any combination thereof, but shall not include Mineral Ridge Resources Inc., a Nevada corporation, which is in the process of dissolution, and for greater certainty, shall include those corporations listed on Schedule “D” hereto, and “Subsidiary” shall mean any one of them;

(ff)	“Term Sheet” means the Term Sheet for Credit Facility dated February 11, 2008, between Allied Nevada and the Lender;

(gg)	“Victory Exploration” means Victory Exploration Inc., a Nevada corporation; and

(hh)	“Victory Gold” means Victory Gold Inc. a Nevada corporation.

2.	Facility Advance. Subject to and upon the fulfilment of the conditions precedent contained in paragraphs 10 and 11 of this Agreement, as the case may be, the Lender will advance the principal amount of the Facility to the Borrower or as the Borrower may otherwise direct.

3.	Use of Proceeds. The Borrower covenants and agrees with the Lender that the Facility proceeds will be used by the Borrower for working capital and other operating expenses relating to the re-opening and operation of the Hycroft Mine, all as more particularly described in the Preliminary Prospectus, and for no other purpose whatsoever without the express written consent of the Lender.

4.	Term and Prepayment.

(a)	Subject to the rights of the Lender under Section 16 to accelerate payment of all monies owing hereunder, the principal amount of each Advance, together with all accrued but unpaid interest, bonus and other costs or charges payable hereunder from time to time (collectively the “Outstanding Balance”), will be immediately due and payable by the Borrower to the Lender on March 30, 2009.

(b)	If after the Advance of the Facility, the Credit Parties or any of their respective Subsidiaries sell or otherwise dispose of any assets outside of the ordinary course of business (except for the sale of the Treasure Hill, White Pine Count, Nevada property to Golden Predator Mines US Inc. and the Wonder, Churchill County, property to Century Gold LLC on terms substantially similar to those disclosed to the Lender in writing prior to the date of this Agreement), or close one or more equity or debt financings (except for a proposed prospectus offering of equity securities by Allied Nevada pursuant to the Preliminary Prospectus and further provided that such offering closes within three months of the date of this Agreement), the Credit Parties will pay or cause to be paid to the Lender all proceeds from such sale, disposition or financing, net of reasonable selling or financing costs, up to the full amount of the Outstanding Balance, to be applied on account of the Facility.

(c)	The Credit Parties may prepay the Facility in whole at any time before maturity, without notice or penalty, provided that such prepayment occurs on the last Business Day of any calendar month during the term of the Facility and further provided that the Borrowers have delivered to the Lender written notice of its intention to prepay the Facility not less than ten (10) Business Days’ prior to such prepayment.

5.	Interest. Interest will accrue on the Outstanding Balance from the date of Advance at the rate of twelve percent (12%) per annum, calculated daily and compounded monthly (effective annual rate of 12.68%), and be payable by the Borrower to the Lender monthly on the last Business Day of every month, as well as after maturity, default and judgment. In the case of the Initial Advance, the parties hereto acknowledge and agree that interest shall accrue from and after March 18, 2008 regardless of whether the proceeds of the Initial Advance are delivered or otherwise made available to the Borrowers.

6.	Structuring Fee. In consideration for the Lender entering into this Agreement, the Borrower shall pay to the Lender a non-refundable $135,000 structuring fee concurrently with the Initial Advance (the “Structuring Fee”).

7.	Standby Fee. In consideration for the Lender entering into this Agreement, the Borrower shall pay to the Lender a non-refundable $1,080,000 standby fee concurrently with the Initial Advance (the “Standby Fee”).

8.	Bonus. As additional consideration for each Advance under the Facility and concurrently therewith, the Borrower shall make a non-refundable bonus payment to the Lender in the amount of five percent (5%) of the principal amount of each Advance (the “Bonus”).

9.	Security. As security for the Facility the Credit Parties will execute and deliver, or cause to be executed and delivered, to the Lender:

(a)	unlimited guarantees from each of the Guarantors, under which the Guarantors will guarantee all obligations of the Borrower to the Lender;

(b)	security agreements from each of the Credit Parties, under which the Credit Parties will grant to the Lender first priority security interests in all present and after acquired personal property of the Credit Parties, subject only to Permitted Encumbrances;

(c)	deeds of trust, security agreement, assignment of leases and rents and fixture filing to secure promissory note and guaranty, and other documents incidental thereto or required by the Lender or its counsel thereunder from each of the Credit Parties with an interest in the Hycroft Mine, under which such Credit Parties will grant to the Lender first priority mortgage, charge, assignment and security interest in all of their respective right, title and interest in and to the Hycroft Mine now or hereafter owned by such Credit Parties, subject only to Permitted Encumbrances;

(d)	deeds of trust, security agreement, assignment of leases and rents and fixture filing to secure promissory note and guaranty, and other documents incidental thereto or required by the Lender or its counsel thereunder from each of the Credit Parties with an interest in the Collateral Properties, under which such Credit Parties will grant to the Lender first priority mortgage, charge, assignment and security interest in all of their respective right, title and interest in and to the Collateral Properties now or hereafter owned by such Credit Parties, subject only to Permitted Encumbrances;

(e)	share pledge agreements from each of the Credit Parties with Subsidiaries, under which each such Credit Party will pledge and grant to the Lender a first priority security interest in all of the issued and outstanding shares of each such Subisidiary, together with all share certificates representing the pledge shares thereunder, and all transfer forms and directors resolutions as may be required to effect the transfer of such pledge shares;

(f)	an environmental indemnity agreement in favour of the Lender; and

(g)	such other security as the Lender may reasonably require;

all in form and terms satisfactory to the Lender and its counsel (collectively, the “Security”).

10.	Conditions Precedent to Initial Advance. As conditions precedent to the Initial Advance under the Facility by the Lender:

(a)	the Borrower will have:

(i)	executed and delivered to the Lender a Drawing Notice prior to the date of the Initial Advance; and

(ii)	executed and delivered to the Lender a promissory note in the form attached hereto as Schedule “B” (the “Note”) in the principal amount of the Initial Advance;

(b)	the Credit Parties will have:

(i)	executed and delivered or caused to be executed and delivered all of the security documents referred to in paragraph 9 above and the documents, securities and instruments referred therein, except that security referred to in subparagraph 9(d) above, and the Lender will have completed all registrations and other filings that may be prudent or necessary to perfect the Lender’s security therein;

(ii)	delivered certified copies of their directors’ resolutions authorizing the borrowing or guaranteeing of the Facility, as the case may be, the grant of the Security and the execution and delivery of this Agreement and all agreements, documents and instruments referred to herein, together with officer’s certificates, certifying certain factual matters; and

(iii)	caused to be executed and delivered legal opinions of the Credit Parties’ Canadian and United States counsel, in form and terms satisfactory to the Lender and its counsel, acting reasonably;

(c)	the representations and warranties of the Credit Parties contained in paragraph 12 will be true and correct in all material respects and the Credit Parties will have complied with all covenants required to be complied with by them prior to the Initial Advance under the Facility by the Lender (including but not limited to the payment of the Structuring Fee, the Standby Fee and that portion of the Bonus payable in connection with the Initial Advance);

(d)	there shall have been no adverse material change in the business, operations, assets or ownership of the Credit Parties or any of their respective Subsidiaries, taken as a whole, since the date of the Term Sheet;

(e)	the Lender will have completed and, in its sole and absolute discretion, be satisfied with its due diligence review of the Credit Parties and their respective Subsidiaries, properties and assets, including but not limited to the Hycroft Mine and all valuations, mine plans, budgets, permits and pro forma financial statements in respect thereof, and shall have satisfactorily completed a site visit of the Hycroft Mine;

(f)	the Lender will, in its sole and absolute discretion, be satisfied as to the creditworthiness of the Credit Parties and their respective Subsidiaries and the adequacy of the collateral security contemplated herein;

(g)	the Lender shall have completed the syndication of the Facility; and

(h)	the Lender shall have received the approval of its board of directors;

all in form and terms satisfactory to the Lender and its counsel. If any of the foregoing conditions precedent are not satisfied or waived by the Lender in writing on or before March 18, 2008, this Agreement will terminate, and the Lender will be under no further obligation to the Credit Parties in connection with the transaction contemplated herein.

11.	Conditions Precedent to Subsequent Advances. As conditions precedent to all Subsequent Advances under the Facility by the Lender:

(a)	the Borrower will have executed and delivered to the Lender:

(i)	a Drawing Notice not less than five (5) Business Days prior to the date of such Subsequent Advance;

(ii)	a Note in the principal amount of the Subsequent Advance; and

(iii)	executed and delivered, or caused to be executed and delivered, title opinions of the Credit Parties’ US counsel in respect of the Collateral Properties in form and terms satisfactory to the Lender and its counsel, together with all of the security documents referred to in subparagraph 9(d) above and the documents, securities and instruments referred therein, and the Lender will have completed all registrations and other filings that may be prudent or necessary to perfect the Lender’s security therein;

(b)	the Credit Parties will have executed and delivered to the Lender officer’s certificates of the Credit Parties, certifying certain factual matters, substantially in the form provided on the Initial Advance;

(c)	the representations and warranties of the Credit Parties contained in paragraph 12 will be true and correct in all material respects and the Credit Parties will have complied with all covenants required to be complied with by them prior to each Subsequent Advance under the Facility by the Lender (including but not limited to the payment of that portion of the Bonus payable in connection with such Subsequent Advance);

(d)	there shall have been no adverse material change in the business, operations, assets or ownership of the Credit Parties or any of their respective Subsidiaries, taken as a whole, since the date of the Term Sheet;

(e)	the Lender will have completed and, in its sole and absolute discretion, be satisfied with its due diligence review of the Credit Parties, their Subsidiaries and their respective properties and assets, including but not limited to the Hycroft Mine; and

(f)	the Lender will, in its sole and absolute discretion, be satisfied as to the creditworthiness of the Credit Parties and their Subsidiaries and the adequacy of the collateral security contemplated herein.

If any of the foregoing conditions precedent are not satisfied or waived by the Lender in writing on or before July 31, 2008, the Lender will be under no obligation to the Borrowers to make any Subsequent Advances contemplated herein.

12.	Representations and Warranties. The Credit Parties represent and warrant to the Lender as follows:

(a)	each of the Credit Parties exist as a company under the law of its jurisdiction of incorporation, and has not discontinued or been dissolved under that Law and is in good standing with respect to the filing of annual reports thereunder;

(b)	each of the Credit Parties has the power and authority to (i) carry on its business as now being conducted and is licensed or registered or otherwise qualified in all jurisdictions where in the nature of its assets or the business transacted makes such licensing, registration or qualification necessary, (ii) acquire, own, hold, lease and mortgage or grant security in its assets including real property and personal property and (iii) enter into and perform its obligations under this Agreement and all other documents or instruments delivered hereunder;

(c)	this Agreement and all ancillary instruments or documents issued, executed and delivered hereunder by each of the Credit Parties, has been duly authorized by all necessary action of each of the Credit Parties and each constitutes or will constitute a legal, valid and binding obligation of each, enforceable against each of the Credit Parties in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights and remedies of creditors and to the general principles of equity;

(d)	none of the Credit Parties nor any Subsidiary is in breach of or in default under any agreement which if terminated or cancelled could reasonably be expected to have a material adverse effect on the business, properties or assets of the Credit Parties, or any obligation in respect of borrowed money and the execution and delivery of this Agreement and all ancillary instruments or documents issued and delivered hereunder or thereunder, and the performance of the terms hereof and thereof will not be, or result in, a violation or breach of, or default under the Credit Parties’ or any Subsidiary’s constating documents, any law, any judgment, agreement or instrument to which they are a party or may be bound;

(e)	the Security creates a valid first registered charge, lien and security interest on the Hycroft Mine, subject only to Permitted Encumbrances;

(f)	no litigation or administrative proceedings before any court or governmental authority are presently ongoing, or have been threatened in writing, or to the best of the Credit Parties’ knowledge are pending, against any of the Credit Parties or any Subsidiary or any of their respective properties or assets or affecting any of their properties or assets which could reasonably be expected to have a material adverse effect on their business, properties or assets;

(g)	the audited annual consolidated financial statements for Allied Nevada for the fiscal period ended December 31, 2007, including all management’s discussion and analysis publicly disclosed in connection therewith (collectively, the “Financial Statements”), fairly present the financial affairs of Allied Nevada and its Subsidiaries as of the date to which they are made, and have been prepared in accordance with United States of America generally accepted accounting principles, consistently applied (“US GAAP”);

(h)	Allied Nevada is in compliance, in all material respects, with its continuous disclosure obligations under applicable securities laws and, without limiting the generality of the foregoing, there has been no adverse material change (actual, contemplated or threatened) in the property, assets, business or operations of any of the Credit Parties or any of their respective Subsidiaries, taken as a whole, since the date of release of the Financial Statements, other than as publicly disclosed in writing by Allied Nevada prior to the date of this Agreement;

(i)	the Borrower, Hycroft Lewis and Victory Exploration are the legal and beneficial owners of Hycroft Mine, subject only to Permitted Encumbrances and any and all agreements pursuant to which any of the Borrower, Hycroft Lewis or Victory Exploration holds or will hold any interest in the Hycroft Mine are in good standing in all material respects under the applicable statutes and regulations of the jurisdictions in which they are situated;

(j)	the information circulars, prospectuses (including the Preliminary Prospectus), annual information forms, offering memoranda, financial statements, material change reports and news releases filed with the Exchange and the Securities Commissions in those jurisdictions in which Allied Nevada is a reporting issuer on or during the twelve (12) months preceding the date hereof (collectively, the “Public Record”), is complete and accurate in all material respects and omits no facts, the omission of which makes the Public Record, or any particulars therein, misleading, misrepresentative or incorrect in any material respect;

(k)	the Credit Parties and their respective Subsidiaries have conducted and are conducting their respective businesses in compliance with all applicable laws, bylaws, rules and regulations of each jurisdiction in which their businesses are now carried on and hold all licenses, registrations, permits, consents or qualifications (whether governmental, regulatory or otherwise) required in order to enable their businesses to be carried on as now conducted and, upon receipt of the final approval of the US Bureau of Land Management and the Nevada Division of Environmental Protection (the “Final Approval”) of the Hycroft Mine Plan of Operations, as proposed to be conducted by the Borrower, and except for the Final Approval, all such licenses, registrations, permits, consents and qualifications are valid and subsisting and in good standing and none of the Credit Parties nor any Subsidiary have received any notice of proceedings relating to the revocation or modification of any such licenses, registrations, permits, consents or qualifications which could reasonably be expected to have any materially adverse affect on, the condition of such businesses, operations, condition (financial or otherwise) or income of the Borrowers or any Subsidiary;

(l)	no order ceasing or suspending trading in securities of any of the Credit Parties or prohibiting the sale of securities by any of the Credit Parties has been issued and no proceedings for this purpose have been instituted, are pending, contemplated or threatened;

(m)	neither Canada Revenue Agency, the Internal Revenue Service, nor any other taxation authority has asserted or, to the best of the Credit Parties’ knowledge, has threatened to assert any assessment, claim or liability for taxes due or to become due in connection with any review or examination of the tax returns of any of the Credit Parties or any Subsidiary filed for any year which would have material adverse effect on the assets, properties, business, results of operations, prospects or condition (financial or otherwise) of the Credit Parties or any Subsidiary;

(n)	none of the Credit Parties nor any Subsidiary is a party to any material contract other than as disclosed in the Public Record;

(o)	Allied Nevada is a reporting issuer under the Securities Acts of all Canadian Provinces and the Yukon Territory and is in compliance with its material obligations under those

Acts and under the rules, regulations and policies of the Exchange, and will use its best efforts to maintain such status, without default, from the date hereof until repayment in full of the Facility to the Lender;

(p)	as at the date of this Agreement, except as disclosed in the Financial Statements, in any filings within any governmental body or securities regulatory authority or to the Lender in writing and as contemplated by this Agreement, no holder of outstanding shares in the capital of the Credit Parties will be entitled to any pre-emptive or any similar rights to subscribe for any of the shares in the capital of the Credit Parties or other securities of the Credit Parties, and no rights, warrants or options to acquire, or instruments convertible into or exchangeable for any shares in the capital of the Credit Parties are outstanding;

(q)	except as disclosed on Schedule “D” hereto, the Credit Parties have no direct or indirect subsidiary corporations;

(r)	the Credit Parties and all Subsidiaries own their respective business, operations and assets, as more particularly described in the Public Record (including but not limited to the Hycroft Mine), and hold good title thereto, free and clear of all liens, claims or encumbrances whatsoever, other than Permitted Encumbrances;

(s)	all factual information previously or contemporaneously furnished to the Lender by or on behalf of the Credit Parties for purposes of or in connection with this Agreement or any transaction contemplated hereby, is true and accurate in every material respect and such information is not incomplete by the omission of any material fact necessary to make such information not misleading;

(t)	the Credit Parties and their respective Subsidiaries are solvent and are generally able to pay their debts as they come due and will be able to do so after giving effect to the transactions contemplated in this Agreement; and

(u)	the chief executive, principal place of business and place where each of the Credit Parties and each Subsidiary keep their books and records is located at 9604 Prototype Court, Reno, Nevada 89521.

13.	Positive Covenants of the Credit Parties. The Credit Parties covenant and agree that so long as any monies will be outstanding under this Agreement, they will:

(a)	at all times maintain their corporate existence and the corporate existence of all of their Subsidiaries;

(b)	duly perform their obligations under this Agreement and all other agreements and instruments executed and delivered hereunder or thereunder;

(c)	execute and deliver, or caused to be executed and delivered, title opinions of the Credit Parties’ US counsel in respect of the Collateral Properties together with all of the security documents referred to in subparagraph 9(d) above and the documents, securities and instruments referred therein, duly executed by the Credit Parties, in form and terms satisfactory to the Lender and its counsel, all on or before April 30, 2008;

(d)	promptly pay when due all agency or finders’ fees payable in connection with the Facility or this Agreement and indemnify and save harmless the Lender from all claims in respect of any such fees;

(e)	carry on and conduct their business in a proper business-like manner in accordance with good business practice and will keep or cause to be kept proper books of account in accordance with US GAAP;

(f)	at all times comply with all applicable laws, except where such voluntary non-compliance could not reasonably be expected to have a material adverse effect on the business, properties or assets of any of the Credit Parties or any Subsidiary;

(g)	pay and discharge promptly when due, all taxes, assessments and other governmental charges or levies imposed upon it or upon its properties or assets or upon any part thereof, as well as all claims of any kind (including claims for labour, materials and supplies) which, if unpaid, would by law become a lien, charge, trust or other claims upon any such properties or assets, provided however that the Credit Parties shall not be required to pay any such tax, assessment, charge or levy or claim so long as it remains secured by a Permitted Lien;

(h)	give to the Lender within three (3) Business Days of filing on SEDAR copies of all documents or instruments publicly filed by Allied Nevada on SEDAR, together with such other financial or other management reports, certificates, updated financial statements, including monthly internal financial and operational reports and documents and such other information with respect to the Credit Parties or the Subsidiaries as the Lender may reasonably request from time to time during the term of this Agreement;

(i)	provide the Lender with written notice of any proposed financing made by or to the Credit Parties concurrently with, but not prior to, public disclosure of such financing;

(j)	furnish and give to the Lender (if such is the case) notice that an Event of Default has occurred and, if applicable, is continuing or notice in respect of any event which would constitute an Event of Default hereunder and specifying the nature of same; and

(k)	perform and do all such acts and things as are necessary to perfect and maintain the security provided to the Lender pursuant to this Agreement.

14.	Negative Covenants of the Credit Parties. The Credit Parties covenant and agree with the Lender that the Credit Parties will not without first obtaining the written consent of the Lender:

(a)	except for the Security and Permitted Encumbrances, make, give, create or permit or attempt to make, give or create any mortgage, charge, lien or encumbrance over any assets of the Credit Parties or any Subsidiary;

(b)	change the name of any Credit Parties or any Subsidiary;

(c)

allot and issue any new shares of any Subsidiary, unless in the case of a Subsidiary whose shares have been pledged or otherwise subject to a security interest in favour of the Lender as part of the Security, the share certificates representing all such new shares allotted and issued are delivered to the Lender, together with powers of attorney and such other transfer documents as the Lender or its counsel may require, to be held by the Lender pursuant to the Security as additional security for the obligations of the Borrower to the Lender in respect of the Facility;

(d)	in the case of Allied Nevada, declare or provide for any dividends or other payments based on share capital;

(e)	in the case of Allied Nevada, redeem or purchase any of its shares;

(f)	except for the sale of the Treasure Hill property to Golden Predator Mine US Inc. on terms disclosed to the Lender in writing before the date of this Agreement, make any sale of or dispose of any substantial or material part of its business, assets or undertaking, or that of any Subsidiary, including its interest in the shares or assets of any Subsidiary outside of the ordinary course of business;

(g)	save and except for purchase money security interests, chattel mortgages, equipment leases entered into in the ordinary course of business, borrow or cause any Subsidiary to borrow money from any person other than the Lender without first obtaining and delivering to the Lender a duly signed assignment and postponement of claim by such person in favour of the Lender, in form and terms satisfactory to the Lender;

(h)	in respect of itself or any Subsidiary, pay out any shareholders loans or other indebtedness to non-arm’s length parties or enter into any transactions with any non-arm’s length parties other than on commercially reasonable terms, unless such payment or transaction is with one of the other Credit Parties hereto and the proceeds of such payment and all benefits of such transaction continue to be subject to the Security after giving effect to such payment or transaction; or

(i)	in respect of itself or any Subsidiary, guarantee the obligations of any other person, directly or indirectly, other than obligations permitted by this Agreement.

15.	Events of Default. Each and every of the events set forth in this paragraph will be an event of default (“Event of Default”):

(a)	if the Borrower fails to make any payment of principal or interest when due hereunder, and such failure continues for two (2) Business Days;

(b)	if any of the Credit Parties default in observing or performing any material term, covenant or condition of this Agreement or any Security or other document delivered hereunder or in connection with the Facility, other than the payment of monies as provided for in subparagraph (a) hereof, on their part to be observed or performed and such failure continues for five (5) Business Days;

(c)	if Allied Nevada is in default of any material prescribed filings with applicable securities regulatory authorities, the stock exchange or market on which its shares trade (collectively, the “Authorities”), or are subject to any suspension in excess of two (2) trading days or cease trade order issued by any such Authority;

(d)	if any of the Credit Parties’ representations, warranties or other statements in this Agreement or any other collateral document delivered hereunder or in connection with the Facility were at the time given false or misleading in any material respect;

(e)	if any of the Credit Parties are in default under any agreement which if terminated could reasonably be expected to result in a material adverse effect on the operations, business or assets of any of the Credit Parties and written notice of such default has been given to the Credit Parties by the other party thereto;

(f)	if any of the Credit Parties default in any material respect in observing or performing any term, covenant or condition of any debt instrument or obligation in respect of borrowed money by which they are bound in an aggregate amount of not less than $100,000;

(g)	if any of the Credit Parties permit any sum which has been admitted as due, or is not disputed to be due, and which forms or is capable of being made a charge upon any of the assets or undertaking of any of the Credit Parties to remain unpaid or not challenged for 30 days after proceedings have been taken to enforce the same;

(h)	if any of the Credit Parties, directly or indirectly through any Subsidiary, cease or threaten to cease to carry on business;

(i)	if any order is made or issued by a competent regulatory authority prohibiting the trading in shares of Allied Nevada or if Allied Nevada’s common shares are suspended or de-listed from trading on any stock exchange;

(j)	if, in the reasonable opinion of the Lender, an adverse material change occurs in the financial condition of any of the Credit Parties;

(k)	if the Lender in good faith and on commercially reasonable grounds believes that the ability of the Credit Parties or any Subsidiary, taken as a whole, to pay any of the Outstanding Balance to the Lender or to perform any of the covenants contained in this Agreement or any Security or other agreement or document delivered hereunder is impaired or any security granted by the Borrowers or any Subsidiary to the Lender is or is about to be impaired or in jeopardy in any material respect;

(l)	if any of the Credit Parties or any Subsidiary petitions or applies to any tribunal for the appointment of a trustee, receiver or liquidator or commences any proceedings under any bankruptcy, insolvency, readjustment of debt or liquidation law of any jurisdiction, whether now or hereafter in effect;

(m)	any change of control of any of the Credit Parties (“control” being defined as ownership of or control or direction over, directly or indirectly, 20% or more of the outstanding voting securities of any such Credit Parties); or

(n)	if any petition or application for appointment of a trustee, receiver or liquidator is filed, or any proceedings under any bankruptcy, insolvency, readjustment of debt or liquidation law are commenced, against any of the Credit Parties or any Subsidiary which is not opposed by such Credit Parties or Subsidiary in good faith, or an order, judgment or decree is entered appointing any such trustee, receiver, or liquidator, or approving the petition in any such proceeding.

16.	Effect of Event of Default. If any one or more of the Events of Default occur or occurs and is or are continuing, the Lender may without limitation in respect of any other rights it may have in law or pursuant to this Agreement or any other document or instrument delivered hereunder, demand immediate payment of all monies owing hereunder.

17.	Lender’s Expenses. The Credit Parties will pay for the Lender’s reasonable legal fees (on a solicitor and own client basis) and all other reasonable costs, charges and expenses (including all due diligence expenses) of and incidental to the preparation, execution and completion of this Agreement and the contemplated security hereunder, all as may be reasonably required by the Lender, in its sole and absolute discretion, to complete this transaction, as well as all legal fees (on a solicitor and own client basis) and all other costs, charges and expenses of and incidental to the recovery of all amounts owing hereunder, including but not limited to the enforcement of the Security granted hereunder or otherwise, which secures repayment of the Facility. All amounts will be payable within 30 days of presentment of an invoice. If not paid within that time, such amount will be added to and form part of the principal amount of the Facility and shall accrue interest from such date as if it had been advanced by the Lender to the Borrower hereunder.

18.	Indemnity. The Credit Parties agree to indemnify and save harmless the Lender and each of its directors, officers, employees and agents from and against all liabilities, claims, losses, damages and reasonable costs and expenses in any way caused by or arising directly or indirectly from or in consequence of the occurrence of any Event of Default under this Agreement.

19.	Notices. In this Agreement:

(a)	any notice or communication required or permitted to be given under this Agreement will be in writing and will be considered to have been given if delivered by hand, transmitted by facsimile transmission or mailed by prepaid registered post to the address or facsimile transmission number of each party set out below:

(i)	if to the Lender:

Ionic Capital Corp.
Suite 1028, 550 Burrard Street
Vancouver, BC V6C 2B5

	Attention:	A. Murray Sinclair
	Fax No:	(604) 681-4692

(ii)	if to any of the Credit Parties:

c/o Allied Nevada Gold Corp.
9604 Prototype Court
Reno, Nevada 89521

	Attention:	Hal Kirby
	Fax No:	(775) 358-4458

or to such other address or facsimile transmission number as any party may designate in the manner set out above; and

(b)	notice or communication will be considered to have been received:

(i)	if delivered by hand during business hours on a Business Day, upon receipt by a responsible representative of the receiver, and if not delivered during business hours, upon the commencement of business on the next Business Day;

(ii)	if sent by facsimile transmission during business hours on a Business Day, upon the sender receiving confirmation of the transmission, and if not transmitted during business hours, upon the commencement of business on the next Business Day; and

(iii)	if mailed by prepaid registered post upon the fifth Business Day following posting; except that, in the case of a disruption or an impending or threatened disruption in postal services every notice or communication will be delivered by hand or sent by facsimile transmission.

20.	Assignment. The Credit Parties acknowledge and agree that the Lender may assign all or part of the Facility, this Agreement and all collateral agreements, documents or instruments delivered hereunder to one or more assignees, free from any right of set-off or counterclaim or equity (other than such as arise under this Agreement or the Security), subject only to the Lender’s notification of such assignment or assignments being given in writing to the Credit Parties.

21.	Agreement to Pay. Upon receipt of written notice and direction from the Lender, the Borrower covenants and agrees to make all payments of interest, bonus, standby, principal and structuring fees due under this Agreement to the Lender and any assignee, pro rata in accordance with their respective proportionate interests in the Facility as set out in such written notice and direction, absent which all such payments may be made to the Lender.

22.	Enurement. This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

23.	Waivers. No failure or delay on the Lender’s part in exercising any power or right hereunder will operate as a waiver thereof.

24.	Joint Obligations. The agreements of, and all obligations and covenants to be performed and observed by, the Credit Parties hereunder will be the joint and several agreements, obligations and covenants of each of the persons comprising the Credit Parties and any request or authorization given to the Lender by any of the persons comprising the Borrowers will be considered to be the joint and several requests or authorizations of each of the persons comprising the Credit Parties.

25.	Remedies are Cumulative. The Lender’s rights and remedies hereunder are cumulative and not exclusive of any rights or remedies at law or in equity.

26.	Time. Time is of the essence of this Agreement and all documents or instruments delivered hereunder.

27.

Criminal Code Compliance. In this paragraph the terms “interest”, “criminal rate” and “credit advanced” have the meanings ascribed to them in Section 347 of the Criminal Code (Canada) as amended from time to time. The Credit Parties and the Lender agree that, notwithstanding any agreement to the contrary, no interest on the Facility or the credit advanced by the Lender under this Agreement will be payable in excess of that permitted under the laws of Canada. If the effective rate of interest, calculated in accordance with generally accepted actuarial practices and principles, would exceed the criminal rate on the credit advanced, then:

(a)	the elements of return which fall within the term “interest” will be reduced to the extent necessary to eliminate such excess;

(b)	any remaining excess that has been paid will be credited towards prepayment of the Facility; and

(c)	any overpayment that may remain after such crediting will be returned forthwith to the Borrower upon demand, and, in the event of dispute, a Fellow of the Canadian Institute of Actuaries appointed by the Lender will perform the relevant calculations and determine the reductions, modifications and credits necessary to effect the foregoing and the same will be conclusive and binding on the parties. This Agreement, the Note and all related agreements and documents will automatically be modified to reflect such modifications without the necessity of any further act or deed of the Borrower and the Lender to give effect to them.

28.	Invalidity. If at any time any one or more of the provisions hereof is or becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions hereof will not in any way be affected or impaired thereby to the fullest extent possible by law.

29.	Governing Laws. This Agreement will be governed by and interpreted in accordance with the laws of the State of Nevada and the laws of the United States applicable therein. The Credit Parties submit to the non-exclusive jurisdiction of the Courts of the State of Nevada and agree to be bound by any suit, action or proceeding commenced in such Courts and by any order or judgment resulting from such suit, action or proceeding, but the foregoing will in no way limit the right of the Lender to commence suits, actions or proceedings based on this Agreement in any jurisdiction it may deem appropriate.

30.	Amendment. This Agreement supersedes the Term Sheet and all prior agreements and discussions between the parties with respect to the subject matter set forth herein. This Agreement may be varied or amended only by or pursuant to an agreement in writing signed by the parties hereto.

31.	Schedules. All Schedules attached hereto will be deemed fully a part of this Agreement.

32.	Currency. All references herein to “dollars” or “$” are to Canadian dollars, unless otherwise indicated.

33.	Counterparts. This Agreement may be signed in one or more counterparts, originally or by facsimile, each such counterpart taken together will form one and the same agreement.

[Signature page follows]

TO EVIDENCE THEIR AGREEMENT each of the parties has executed this Agreement on the date first above written.

IONIC CAPITAL CORP.

Per:	/s/ A. Peter Miller
Authorized Signatory

HYCROFT RESOURCES & DEVELOPMENT, INC.

Per:	/s/ Hal D. Kirby
Authorized Signatory

ALLIED NEVADA GOLD CORP.

Per:	/s/ Hal D. Kirby
Authorized Signatory

HYCROFT LEWIS MINE, INC.

Per:	/s/ Hal D. Kirby
Authorized Signatory

VICTORY EXPLORATION INC.

Per:	/s/ Hal D. Kirby
Authorized Signatory

VICTORY GOLD INC.

Per:	/s/ Hal D. Kirby
Authorized Signatory

ALLIED VGH INC.

Per:	/s/ Hal D. Kirby
Authorized Signatory

ALLIED NEVADA GOLD HOLDINGS LLC

Per:	/s/ Hal D. Kirby
Authorized Signatory

ALLIED VNC INC.

Per:	/s/ Hal D. Kirby
Authorized Signatory

SCHEDULE “A”

HYCROFT MINING PROPERTIES

Crofoot Mine Property Owned by Hycroft Resources & Development, Inc., a Nevada corporation

Claim Name	Serial Number	Location date	Cty	Book	Page	Doc
Airstrip #1	NMC 88292	4/9/1958	Hum	Not. 10	392	104027
Airstrip #2	NMC 88293	4/9/1958	Hum	Not. 10	392	104028
Airstrip #3	NMC 88294	4/9/1958	Hum	Not. 10	393	104029
Airstrip #4	NMC 88295	4/2/1958	Hum	Not. 10	525	106314
Airstrip #5	NMC 88296	4/2/1958	Hum	Not. 10	524	106313
Airstrip Fraction	NMC 88297	7/27/1967	Hum	25	92	129116
CKC #1	NMC 88348	3/3/1973	Hum	71	196	158955
CKC #2	NMC 88349	3/3/1973	Hum	71	197	158956
CKC #3	NMC 88350	4/3/1973	Hum	71	587	159332
CKC #4	NMC 88351	4/3/1973	Hum	71	588	159333
CKC #5	NMC 88352	4/3/1973	Hum	71	589	159334
CKC #6	NMC 88353	4/3/1973	Hum	71	590	159335
CKC #7	NMC 88354	9/6/1973	Hum	75	499	161892
CKC #8	NMC 88355	9/6/1973	Per	51	220	87543
CKC #9	NMC 88356	9/6/1973	Per	51	219	87542
CKC #12	NMC 444109	8/14/1987	Per	202	507	159655
		8/14/1987	Hum	245	14	282545
CKC #15	NMC 444112	8/14/1987	Hum	245	17	282548
Blackrock #2	NMC 545996	3/11/1989	Hum	271	390	303484
Mayo	NMC 545997	3/11/1989	Hum	271	391	303485
Anita	NMC 545998	3/11/1989	Hum	271	392	303486
Ashlode	NMC 545999	3/11/1989	Hum	271	393	303487
Albert	NMC 546000	3/11/1989	Hum	271	394	303488
CKC #10	NMC 546001	3/11/1989	Hum	271	395	303490
CKC #11	NMC 546002	3/11/1989	Hum	271	396	303491
CKC #13	NMC 546003	3/11/1989	Hum	271	397	303492
CKC #14	NMC 546004	3/11/1989	Hum	271	398	303493
RFG #33	NMC 546005	3/10/1989	Hum	271	399	303494
RFG #35	NMC 546006	3/10/1989	Hum	271	400	303495
RFG #37	NMC 546007	3/10/1989	Hum	271	401	303496
RFG #38	NMC 546008	3/10/1989	Hum	271	402	303497
RFG #39A	NMC 546009	3/10/1989	Hum	271	403	303498
RFG #42	NMC 546010	3/10/1989	Hum	271	404	303499
RFG #43	NMC 546011	3/10/1989	Hum	271	405	303500
RFG #44	NMC 546012	3/10/1989	Hum	271	406	303501
RFG #45	NMC 546013	3/10/1989	Hum	271	407	303502
RFG #46	NMC 546014	3/10/1989	Hum	271	408	303503
RFG #47	NMC 546015	3/10/1989	Hum	271	409	303504
RFG #48	NMC 546016	3/10/1989	Hum	271	410	303505
RFG #49	NMC 546017	3/10/1989	Hum	271	411	303506
RFG #50	NMC 546018	3/10/1989	Hum	271	412	303507
RFG #51	NMC 546019	3/10/1989	Hum	271	413	303508

RFG #52	NMC 546020	3/10/1989	Hum	271	414	303509
RFG #52A	NMC 546021	3/10/1989	Hum	271	415	303510
RFG #53	NMC 546022	3/10/1989	Hum	271	416	303511
RFG #54	NMC 546023	3/10/1989	Hum	271	417	303512
RFG #57	NMC 546024	3/10/1989	Hum	271	418	303513
RFG #58	NMC 546025	3/10/1989	Hum	271	419	303514
RFG #59	NMC 546026	3/10/1989	Hum	271	420	303515
RFG #60	NMC 546027	3/10/1989	Hum	271	421	303516
RFG #61	NMC 546028	3/10/1989	Hum	271	422	303517
RFG #62	NMC 546029	3/10/1989	Hum	271	423	303518
RFG #63	NMC 546030	3/10/1989	Hum	271	424	303519
RFG #64	NMC 546031	3/10/1989	Hum	271	425	303520
RFG #65	NMC 546032	3/10/1989	Hum	271	426	303521
RFG #66	NMC 546033	3/10/1989	Hum	271	427	303522
RFG #67	NMC 546034	3/10/1989	Hum	271	428	303523
RFG #67A	NMC 546035	3/10/1989	Hum	271	429	303524
RFG #68	NMC 546036	3/10/1989	Hum	271	430	303525
RFG #68A	NMC 546037	3/10/1989	Hum	271	431	303526
RFG #71	NMC 546038	3/11/1989	Hum	271	432	303527
RFG #73	NMC 546039	3/11/1989	Hum	271	433	303528
RFG #74	NMC 546040	3/11/1989	Hum	271	434	303529
RFG #75	NMC 546041	3/11/1989	Hum	271	435	303530
RFG #76	NMC 546042	3/11/1989	Hum	271	436	303531
RFG #77	NMC 546043	3/11/1989	Hum	271	437	303532
RFG #78	NMC 546044	3/11/1989	Hum	271	438	303533
RFG #79	NMC 546045	3/11/1989	Hum	271	439	303534
RFG #80	NMC 546046	3/11/1989	Hum	271	440	303535
RFG #81	NMC 546047	3/11/1989	Hum	271	441	303536
RFG #81A	NMC 546048	3/11/1989	Hum	271	442	303537
RFG #82	NMC 546049	3/11/1989	Hum	271	443	303538
RFG #83	NMC 546050	3/11/1989	Hum	271	444	303539
RFG #84	NMC 546051	3/11/1989	Hum	271	445	303540
RFG #85	NMC 546052	3/11/1989	Hum	271	446	303541
RFG #86	NMC 546053	3/11/1989	Hum	271	447	303542
RFG #87	NMC 546054	3/11/1989	Hum	271	448	303543
RFG #88	NMC 546055	3/11/1989	Hum	271	449	303544
RFG #89	NMC 546056	3/11/1989	Hum	271	450	303545
RFG #90	NMC 546057	3/11/1989	Hum	271	451	303546
RFG #91	NMC 546058	3/11/1989	Hum	271	452	303547
RFG #92	NMC 546059	3/11/1989	Hum	271	453	303548
RFG #93	NMC 546060	3/11/1989	Hum	271	454	303549
RFG #94	NMC 546061	3/11/1989	Hum	271	455	303550
RFG #95	NMC 546062	3/11/1989	Hum	271	456	303551
RFG #97	NMC 546063	3/11/1989	Hum	271	457	303552
RFG #99	NMC 546064	3/11/1989	Per	227	98	172764
		3/11/1989	Hum	271	458	303553
RFG #101	NMC 546065	3/11/1989	Per	227	99	172765
		3/11/1989	Hum	271	459	303554
RFG #103	NMC 546066	3/11/1989	Per	227	100	172766
		3/11/1989	Hum	271	460	303555

RFG #288	NMC 546067	3/11/1989	Hum	271	461	303556
RFG #290	NMC 546068	3/11/1989	Hum	271	462	303557
RFG #292	NMC 546069	3/11/1989	Hum	271	463	303558
RFG #294	NMC 546070	3/11/1989	Hum	271	464	303559
RFG #296	NMC 546071	3/11/1989	Hum	271	465	303560
RFG #298	NMC 546072	3/11/1989	Hum	271	466	303561
RFG #300	NMC 546073	3/11/1989	Hum	271	467	303562
RFG #302	NMC 546074	3/11/1989	Hum	271	468	303563
RFG #304	NMC 546075	3/11/1989	Hum	271	469	303564
RFG #322	NMC 546076	3/11/1989	Hum	271	470	303565
RFG #323	NMC 546077	3/11/1989	Hum	271	471	303566
RFG #324	NMC 546078	3/11/1989	Hum	271	472	303567
RFG #325	NMC 546079	3/11/1989	Hum	271	473	303568
RFG #326	NMC 546080	3/11/1989	Hum	271	474	303569
RFG #327	NMC 546081	3/11/1989	Hum	271	475	303570
RFG #329	NMC 546082	3/11/1989	Hum	271	476	303571
RFG #331	NMC 546083	3/11/1989	Hum	271	477	303572
RFG #333	NMC 546084	3/11/1989	Hum	271	478	303573
RFG #335	NMC 546085	3/11/1989	Hum	271	479	303574
RFG #337	NMC 546086	3/11/1989	Hum	271	480	303575
RFG #339	NMC 546087	3/11/1989	Hum	271	481	303576
RFG #341	NMC 546088	3/11/1989	Hum	271	482	303577
RFG #343	NMC 546089	3/11/1989	Hum	271	483	303578
WRC 1	NMC 714252	3/13/1995	Per	287	552	199422
WRC 2	NMC 714253	3/13/1995	Per	287	553	199423
WRC 3	NMC 714254	3/13/1995	Per	287	554	199424
WRC 4	NMC 714255	3/13/1995	Per	287	555	199425
WRC 5	NMC 714256	3/13/1995	Per	287	556	199426
WRC 6	NMC 714257	3/13/1995	Per	287	557	199427
WRC 7	NMC 714258	3/13/1995	Per	287	558	199428
WRC 8	NMC 714259	3/13/1995	Per	287	559	199429
WRC 9	NMC 714260	3/13/1995	Per	287	560	199430
WRC 10	NMC 714261	3/13/1995	Per	287	561	199431
WRC 11	NMC 714262	3/13/1995	Per	287	562	199432
WRC 12	NMC 714263	3/13/1995	Per	287	563	199433
WRC 13	NMC 714264	3/13/1995	Per	287	564	199434
WRC 14	NMC 714265	3/13/1995	Per	287	565	199435
WRC 15	NMC 714266	3/13/1995	Per	287	566	199436
WRC 16	NMC 714267	3/13/1995	Per	287	567	199437
WRC 17	NMC 714268	3/13/1995	Per	287	568	199438
WRC 18	NMC 714269	3/13/1995	Per	287	569	199439
WRC 19	NMC 714270	3/13/1995	Per	287	570	199440
WRC 20	NMC 714271	3/13/1995	Per	287	571	199441
WRC 21	NMC 714272	3/13/1995	Per	287	572	199442
WRC 22	NMC 714273	3/13/1995	Per	287	573	199443
WRC 23	NMC 714274	3/13/1995	Per	287	574	199444
WRC 24	NMC 714275	3/13/1995	Per	287	575	199445
WRC 25	NMC 714276	3/13/1995	Per	287	576	199446
WRC 26	NMC 714277	3/13/1995	Per	287	577	199447
WRC 27	NMC 714278	3/13/1995	Per	287	578	199448

WRC 28	NMC 714279	3/13/1995	Per	287	579	199449
WRC 29	NMC 714280	3/13/1995	Per	287	580	199450
WRC 30	NMC 714281	3/13/1995	Per	287	581	199451
WRC 31	NMC 714282	3/13/1995	Per	287	582	199452
WRC 32	NMC 714283	3/14/1995	Per	287	583	199453
WRC 33	NMC 714284	3/14/1995	Per	287	584	199454
WRC 34	NMC 714285	3/14/1995	Per	287	585	199455
WRC 35	NMC 714286	3/14/1995	Per	287	586	199456
WRC 36	NMC 714287	3/14/1995	Per	287	587	199457
WRC 37	NMC 714288	3/14/1995	Per	287	588	199458
WRC 38	NMC 714289	3/14/1995	Per	287	589	199459
WRC 39	NMC 714290	3/14/1995	Per	287	590	199460
WRC 40	NMC 714291	3/14/1995	Per	287	591	199461
WRC 41	NMC 714292	3/14/1995	Per	287	592	199462
WRC 42	NMC 714293	3/14/1995	Per	287	593	199463
WRC 43	NMC 714294	3/14/1995	Per	287	594	199464
WRC 44	NMC 714295	3/14/1995	Per	287	595	199465
WRC 45	NMC 714296	3/14/1995	Per	287	596	199466
WRC 46	NMC 714297	3/14/1995	Per	287	597	199467
WRC 47	NMC 714298	3/14/1995	Per	287	598	199468
WRC 48	NMC 714299	3/14/1995	Per	287	599	199469
WRC 49	NMC 714300	3/14/1995	Per	287	600	199470
WRC 50	NMC 714301	3/14/1995	Per	287	601	199471
WRC 51	NMC 714302	3/14/1995	Per	287	602	199472
WRC 52	NMC 714303	3/14/1995	Per	287	603	199473
WRC 53	NMC 714304	3/14/1995	Per	287	604	199474
WRC 54	NMC 714305	3/14/1995	Per	287	605	199475
WRC 55	NMC 714306	3/14/1995	Per	287	606	199476
WRC 56	NMC 714307	3/14/1995	Per	287	607	199477
WRC 57	NMC 714308	3/14/1995	Per	287	608	199478
WRC 58	NMC 714309	3/14/1995	Per	287	609	199479
WRC 60	NMC 714311	3/14/1995	Per	287	611	199481
WRC 82	NMC 714313	3/14/1995	Per	287	613	199483
WRC 84	NMC 714315	3/14/1995	Per	287	615	199485
WRC 87	NMC 714317	3/14/1995	Per	287	617	199487
WRC 88	NMC 714318	3/14/1995	Per	287	618	199488
WRC 89	NMC 714319	3/14/1995	Per	287	619	199489
WRC 90	NMC 714320	3/14/1995	Per	287	620	199490
WRC 91	NMC 714321	3/14/1995	Per	287	621	199491
RFG 94A	NMC 932885	5/20/2006	Hum			20065411
RFG 102	NMC 932886	5/20/2006	Hum			20065412
RFG 104	NMC 932887	5/20/2006	Per	411	645	350000
		5/20/2006	Hum			20065413
RFG 105	NMC 932888	5/20/2006	Per	411	646	350001
		5/20/2006	Hum			20065414
RFG 106	NMC 932889	5/20/2006	Per	411	647	350002
		5/20/2006	Hum			20065415
RFG 107	NMC 932890	5/20/2006	Per	411	648	350003
RFG 108	NMC 932891	5/20/2006	Per	411	649	350004
		5/20/2006	Hum			20065416

RFG 109	NMC 932892	5/20/2006	Per	411	650	350005
RFG 110	NMC 932893	5/20/2006	Per	411	651	350006
		5/20/2006	Hum			20065417
RFG 111	NMC 932894	5/20/2006	Per	411	652	350007
RFG 112	NMC 932895	5/20/2006	Per	411	653	350008
		5/20/2006	Hum			20065418
RFG 113	NMC 932896	5/20/2006	Per	411	654	350009
RFG 114	NMC 932897	5/20/2006	Per	411	655	350010
RFG 115	NMC 932898	5/20/2006	Per	411	656	350011
RFG 116	NMC 932899	5/20/2006	Per	411	657	350012
RFG 117	NMC 932900	5/20/2006	Per	411	658	350013
RFG 118	NMC 932901	5/20/2006	Per	411	659	350014
RFG 119	NMC 932902	5/20/2006	Per	411	660	350015
RFG 126	NMC 932903	5/20/2006	Hum			20065419
RFG 128	NMC 932904	5/20/2006	Hum			20065420
RFG 136	NMC 932905	5/20/2006	Per	411	661	350016
		5/20/2006	Hum			20065421
RFG 138	NMC 932906	5/20/2006	Per	411	662	350017
		5/20/2006	Hum			20065422
RFG 140	NMC 932907	5/20/2006	Per	411	663	350018
		5/20/2006	Hum			20065423
RFG 142	NMC 932908	5/20/2006	Per	411	664	350019
RFG 144	NMC 932909	5/20/2006	Per	411	665	350020
RFG 146	NMC 932910	5/20/2006	Per	411	666	350021
RFG 256	NMC 932911	5/20/2006	Per	411	667	350022
		5/20/2006	Hum			20065424
RFG 258	NMC 932912	5/20/2006	Hum			20065425
RFG 260	NMC 932913	5/20/2006	Hum			20065426
RFG 286	NMC 932914	5/20/2006	Hum			20065427
RFG 287	NMC 932915	5/20/2006	Hum			20065428
RFG 289	NMC 932916	5/20/2006	Hum			20065429
RFG 291	NMC 932917	5/20/2006	Hum			20065430
RFG 293	NMC 932918	5/20/2006	Hum			20065431
RFG 295	NMC 932919	5/20/2006	Hum			20065432
RFG 297	NMC 932920	5/20/2006	Hum			20065433
RFG 299	NMC 932921	5/20/2006	Hum			20065434
RFG 301	NMC 932922	5/20/2006	Hum			20065435
RFG 303	NMC 932923	5/20/2006	Hum			20065436

Lewis Mine owned by Victory Exploration Inc., formerly known as F. W. Lewis, Inc., a Nevada corporation

Triple L #1	NMC 127534	10/13/1979	Hum	131	145	200371
Triple L #2	NMC 127535	10/13/1979	Hum	131	146	200372
Triple L #3	NMC 127536	10/13/1979	Hum	131	147	200373
Triple L #4	NMC 127537	10/13/1979	Hum	131	148	200374
Triple L #5	NMC 127538	10/13/1979	Hum	131	149	200375
RFG #120	NMC 141680	1/24/1980	Per	106	425	110604
RFG #121	NMC 141681	1/24/1980	Per	106	426	110605
RFG #122	NMC 141682	1/24/1980	Per	106	427	110606
RFG #123	NMC 141683	1/24/1980	Per	106	428	110607
RFG #124	NMC 141684	1/24/1980	Per	106	429	110608
RFG #125	NMC 141685	1/24/1980	Per	106	430	110609
RFG #127	NMC 141686	1/9/1980	Per	106	431	110610
		1/9/1980	Hum	133	714	202276
RFG #129	NMC 141687	1/9/1980	Per	106	432	110611
		1/9/1980	Hum	133	715	202277
RFG #131	NMC 141688	1/9/1980	Per	106	433	110612
		1/9/1980	Hum	133	716	202278
RFG #132	NMC 141689	1/9/1980	Per	106	434	110613
		1/9/1980	Hum	133	717	202279
RFG #133	NMC 141690	1/9/1980	Per	106	435	110614
		1/9/1980	Hum	133	718	202280
RFG #134	NMC 141691	1/9/1980	Per	106	436	110615
		1/9/1980	Hum	133	719	202281
RFG #135	NMC 141692	1/9/1980	Per	106	437	110616
RFG #137	NMC 141694	1/9/1980	Per	106	439	110618
RFG #139	NMC 141696	1/9/1980	Per	106	441	110620
RFG #141	NMC 141698	1/9/1980	Per	106	443	110622
RFG #143	NMC 141700	1/22/1980	Per	106	445	110624
RFG #145	NMC 141702	1/22/1980	Per	106	447	110626
RFG #147	NMC 141704	1/22/1980	Per	106	449	110628
RFG #148	NMC 141705	1/22/1980	Per	106	450	110629
RFG #149	NMC 141706	1/22/1980	Per	106	451	110630
RFG #150	NMC 141707	1/22/1980	Per	106	452	110631
RFG #151	NMC 141708	1/22/1980	Per	106	453	110632
RFG #152	NMC 141709	1/22/1980	Per	106	454	110633
RFG #153	NMC 141710	1/22/1980	Per	106	455	110634
RFG #154	NMC 141711	1/22/1980	Per	106	456	110635
RFG #155	NMC 141712	1/22/1980	Per	106	457	110636
RFG #156	NMC 141713	1/22/1980	Per	106	458	110637
RFG #157	NMC 141714	1/22/1980	Per	106	459	110638
RFG #158	NMC 141715	1/22/1980	Per	106	460	110639
RFG #159	NMC 141716	1/22/1980	Per	106	461	110640
RFG #160	NMC 141717	1/22/1980	Per	106	462	110641
RFG #161	NMC 141718	1/22/1980	Per	106	463	110642
RFG #162	NMC 141719	1/23/1980	Per	106	464	110643
RFG #163	NMC 141720	1/23/1980	Per	106	465	110644

RFG #164	NMC 141721	1/23/1980	Per	106	466	110645
RFG #165	NMC 141722	1/23/1980	Per	106	467	110646
RFG #166	NMC 141723	1/23/1980	Per	106	468	110647
RFG #167	NMC 141724	1/23/1980	Per	106	469	110648
RFG #200A	NMC 141725	12/28/1979	Per	106	470	110649
		12/28/1979	Hum	133	723	202285
RFG #201A	NMC 141726	12/28/1979	Per	106	471	110650
RFG #202A	NMC 141727	12/28/1979	Per	106	472	110651
RFG #203A	NMC 141728	12/28/1979	Per	106	473	110652
RFG #204A	NMC 141729	12/28/1979	Per	106	474	110653
RFG #205A	NMC 141730	12/28/1979	Per	106	475	110654
RFG #206A	NMC 141731	12/28/1979	Per	106	476	110655
RFG #207A	NMC 141732	12/28/1979	Per	106	477	110656
RFG #208A	NMC 141733	12/28/1979	Per	106	478	110657
RFG #209A	NMC 141734	12/28/1979	Per	106	479	110658
RFG #210A	NMC 141735	12/28/1979	Per	106	480	110659
RFG #211A	NMC 141736	12/28/1979	Per	106	481	110660
RFG #212A	NMC 141737	12/28/1979	Per	106	482	110661
RFG #213A	NMC 141738	12/28/1979	Per	106	483	110662
RFG #214A	NMC 141739	12/28/1979	Per	106	484	110663
RFG #215A	NMC 141740	12/28/1979	Per	106	485	110664
RFG #216A	NMC 141741	12/28/1979	Per	106	486	110665
RFG #217A	NMC 141742	12/28/1979	Per	106	487	110666
RFG #218A	NMC 141743	12/28/1979	Per	106	488	110667
RFG #219A	NMC 141744	12/28/1979	Per	106	489	110668
RFG #220A	NMC 141745	12/28/1979	Per	106	490	110669
RFG #221A	NMC 141746	12/28/1979	Per	106	491	110670
RFG #222A	NMC 141747	12/28/1979	Per	106	492	110671
RFG #223A	NMC 141748	12/28/1979	Per	106	493	110672
RFG #224A	NMC 141749	1/7/1980	Per	106	494	110673
RFG #225A	NMC 141750	1/7/1980	Per	106	495	110674
RFG #226A	NMC 141751	1/7/1980	Per	106	496	110675
RFG #227A	NMC 141752	1/7/1980	Per	106	497	110676
RFG #228	NMC 141753	1/25/1980	Per	106	498	110677
		1/25/1980	Hum	133	708	202269
RFG #228A	NMC 141754	1/7/1980	Per	106	499	110678
RFG #229	NMC 141755	1/25/1980	Per	106	500	110679
RFG #229A	NMC 141756	1/7/1980	Per	106	501	110680
RFG #230	NMC 141757	1/25/1980	Per	106	502	110681
		1/25/1980	Hum	133	709	202270
RFG #230A	NMC 141758	1/7/1980	Per	106	503	110682
RFG #231	NMC 141759	1/25/1980	Per	106	504	110683
RFG #231A	NMC 141760	1/7/1980	Per	106	505	110684
RFG #232A	NMC 141761	1/7/1980	Per	106	506	110685
RFG #233	NMC 141762	1/26/1980	Per	106	507	110686
RFG #233A	NMC 141763	1/7/1980	Per	106	508	110687
RFG #234	NMC 141764	1/26/1980	Per	106	509	110688
		1/26/1980	Hum	133	710	202271
RFG #234A	NMC 141765	1/7/1980	Per	106	510	110689
RFG #235	NMC 141766	1/26/1980	Per	106	511	110690

		1/26/1980	Hum	133	711	202272
RFG #235A	NMC 141767	1/7/1980	Per	106	512	110691
RFG #236	NMC 141768	1/26/1980	Per	106	513	110692
		1/26/1980	Hum	133	712	202273
RFG #236A	NMC 141769	1/8/1980	Per	106	514	110693
RFG #237	NMC 141770	1/30/1980	Per	106	515	110694
		1/30/1980	Hum	133	713	202274
RFG #237A	NMC 141771	1/8/1980	Per	106	516	110695
RFG #238A	NMC 141772	1/8/1980	Per	106	517	110696
RFG #239A	NMC 141773	1/8/1980	Per	106	518	110697
RFG #240A	NMC 141774	1/8/1980	Per	106	519	110698
RFG #241A	NMC 141775	1/8/1980	Per	106	520	110699
RFG #250	NMC 141776	1/11/1980	Per	106	521	110700
		1/11/1980	Hum	133	724	202286
RFG #251	NMC 141777	1/11/1980	Per	106	522	110701
RFG #252	NMC 141778	1/11/1980	Per	106	523	110702
		1/11/1980	Hum	133	725	202287
RFG #253	NMC 141779	1/11/1980	Per	106	524	110703
RFG #254	NMC 141780	1/11/1980	Per	106	525	110704
		1/11/1980	Hum	133	726	202288
RFG #255	NMC 141781	1/11/1980	Per	106	526	110705
RFG #257	NMC 141783	1/11/1980	Per	106	528	110707
		1/11/1980	Hum	133	728	202290
RFG #259	NMC 141784	1/11/1980	Per	106	529	110708
		1/11/1980	Hum	133	729	202291
RFG #261	NMC 141785	1/11/1980	Per	106	530	110709
		1/11/1980	Hum	133	730	202292
RFG #263	NMC 141786	1/11/1980	Per	106	531	110710
		1/11/1980	Hum	133	731	202293
RFG #1	NMC 143252	12/20/1979	Hum	134	272	202607
RFG #2	NMC 143253	12/20/1979	Hum	134	273	202608
RFG #3	NMC 143254	12/20/1979	Hum	134	274	202609
RFG #4	NMC 143255	12/20/1979	Hum	134	275	202610
RFG #5	NMC 143256	12/20/1979	Hum	134	276	202611
RFG #6	NMC 143257	12/20/1979	Hum	134	277	202612
RFG #7	NMC 143258	12/20/1979	Hum	134	278	202613
RFG #8	NMC 143259	12/20/1979	Hum	134	279	202614
RFG #9	NMC 143260	12/20/1979	Hum	134	280	202615
RFG #10	NMC 143261	12/20/1979	Hum	134	281	202616
RFG #11	NMC 143262	1/3/1980	Hum	134	282	202617
RFG #12	NMC 143263	1/3/1980	Hum	134	283	202618
RFG #13	NMC 143264	12/27/1979	Hum	134	285	202620
RFG #14	NMC 143265	1/3/1980	Hum	134	287	202622
RFG #15	NMC 143266	1/3/1980	Hum	134	288	202623
RFG #16	NMC 143267	1/3/1980	Hum	134	289	202624
RFG #17	NMC 143268	1/3/1980	Hum	134	290	202625
RFG #18	NMC 143269	1/3/1980	Hum	134	291	202626
RFG #19	NMC 143270	1/3/1980	Hum	134	292	202627
RFG #20	NMC 143271	1/3/1980	Hum	134	293	202628
RFG #21	NMC 143272	1/3/1980	Hum	134	294	202629

RFG #22	NMC 143273	1/3/1980	Hum	134	295	202630
RFG #23	NMC 143274	1/3/1980	Hum	134	297	202632
RFG #24	NMC 143275	12/22/1979	Hum	134	298	202633
RFG #25	NMC 143276	12/22/1979	Hum	134	299	202634
RFG #26	NMC 143277	1/5/1980	Hum	134	300	202635
RFG #27	NMC 143278	1/5/1980	Hum	134	301	202636
RFG #28	NMC 143279	1/5/1980	Hum	134	302	202637
RFG #29	NMC 143280	1/5/1980	Hum	134	303	202638
RFG #30	NMC 143281	12/22/1979	Hum	134	324	202660
RFG #31	NMC 143282	12/22/1979	Hum	134	325	202661
RFG #32	NMC 143283	12/22/1979	Hum	134	326	202662
RFG #34	NMC 143285	12/22/1979	Hum	134	328	202664
RFG #36	NMC 143287	12/22/1979	Hum	134	330	202666
RFG #40	NMC 143291	1/7/1980	Hum	134	337	202673
RFG #41	NMC 143292	1/7/1980	Hum	134	338	202674
RFG #55	NMC 143306	1/9/1980	Hum	134	353	202689
RFG #56	NMC 143307	1/9/1980	Hum	134	354	202690
RFG #69	NMC 143320	1/10/1980	Hum	134	370	202708
RFG #70	NMC 143321	1/10/1980	Hum	134	371	202709
RFG #168	NMC 143347	2/1/1980	Hum	134	429	202770
RFG #169	NMC 143348	2/1/1980	Hum	134	430	202771
RFG #170	NMC 143349	2/1/1980	Hum	134	431	202772
RFG #171	NMC 143350	2/1/1980	Hum	134	432	202773
RFG #172	NMC 143351	1/31/1980	Hum	134	433	202774
RFG #173	NMC 143352	1/31/1980	Hum	134	434	202775
RFG #174	NMC 143353	1/31/1980	Hum	134	435	202776
RFG #175	NMC 143354	1/31/1980	Hum	134	436	202777
RFG #176	NMC 143355	1/31/1980	Hum	134	437	202778
RFG #177	NMC 143356	1/31/1980	Hum	134	438	202779
RFG #178	NMC 143357	2/1/1980	Hum	134	439	202780
RFG #179	NMC 143358	2/1/1980	Hum	134	440	202781
RFG #180	NMC 143359	2/1/1980	Hum	134	441	202782
RFG #181	NMC 143360	2/1/1980	Hum	134	442	202783
RFG #182	NMC 143361	2/1/1980	Hum	134	443	202784
RFG #183	NMC 143362	2/1/1980	Hum	134	444	202785
RFG #184	NMC 143363	2/1/1980	Hum	134	445	202786
RFG #185	NMC 143364	2/1/1980	Hum	134	446	202787
RFG #186	NMC 143365	1/31/1980	Hum	134	447	202788
RFG #187	NMC 143366	2/1/1980	Hum	134	448	202789
RFG #188	NMC 143367	1/31/1980	Hum	134	449	202790
RFG #189	NMC 143368	2/1/1980	Hum	134	450	202791
RFG #190	NMC 143369	1/31/1980	Hum	134	451	202792
RFG #191	NMC 143370	2/1/1980	Hum	134	452	202793
RFG #192	NMC 143371	1/31/1980	Hum	134	453	202794
RFG #193	NMC 143372	2/1/1980	Hum	134	454	202795
RFG #194	NMC 143373	1/31/1980	Hum	134	455	202796
RFG #195	NMC 143374	2/1/1980	Hum	134	456	202797
RFG #196	NMC 143375	1/31/1980	Hum	134	457	202798
RFG #197	NMC 143376	2/1/1980	Hum	134	458	202799
RFG #198	NMC 143377	1/31/1980	Hum	134	459	202800

RFG #199	NMC 143378	2/1/1980	Hum	134	460	202801
RFG #200	NMC 143379	1/31/1980	Hum	134	307	202642
RFG #201	NMC 143380	2/5/1980	Hum	134	308	202643
RFG #202	NMC 143381	1/3/1980	Hum	134	461	202802
RFG #203	NMC 143382	1/30/1980	Hum	134	462	202803
RFG #204	NMC 143383	1/30/1980	Hum	134	463	202804
RFG #205	NMC 143384	1/30/1980	Hum	134	464	202805
RFG #206	NMC 143385	1/30/1980	Hum	134	465	202806
RFG #207	NMC 143386	1/30/1980	Hum	134	466	202807
RFG #208	NMC 143387	1/30/1980	Hum	134	467	202808
RFG #209	NMC 143388	1/30/1980	Hum	134	468	202809
RFG #210	NMC 143389	1/30/1980	Hum	134	469	202810
RFG #211	NMC 143390	1/30/1980	Hum	134	470	202811
RFG #212	NMC 143391	1/30/1980	Hum	134	471	202812
RFG #213	NMC 143392	1/30/1980	Hum	134	472	202813
RFG #214	NMC 143393	1/30/1980	Hum	134	473	202814
RFG #215	NMC 143394	1/30/1980	Hum	134	474	202815
RFG #216	NMC 143395	1/30/1980	Hum	134	476	202817
RFG #217	NMC 143396	1/30/1980	Hum	134	477	202818
RFG #218	NMC 143397	2/13/1980	Hum	134	479	202820
RFG #219	NMC 143398	2/13/1980	Hum	134	482	202823
RFG #220	NMC 143399	1/31/1980	Hum	134	484	202825
RFG #221	NMC 143400	1/31/1980	Hum	134	490	202833
RFG #222	NMC 143401	1/31/1980	Hum	134	485	202826
RFG #223	NMC 143402	1/31/1980	Hum	134	491	202834
RFG #224	NMC 143403	1/26/1980	Hum	134	492	202835
RFG #225	NMC 143404	1/26/1980	Hum	134	493	202836
RFG #226	NMC 143405	1/26/1980	Hum	134	494	202837
RFG #227	NMC 143406	1/26/1980	Hum	134	495	202838
RFG #239	NMC 143407	1/26/1980	Hum	134	500	202843
RFG #240	NMC 143408	2/22/1980	Hum	134	502	202845
RFG #241	NMC 143409	3/11/1980	Hum	134	504	202847
RFG #242	NMC 143410	3/11/1980	Hum	134	506	202849
RFG #243	NMC 143411	2/1/1980	Hum	134	507	202850
RFG #244	NMC 143412	2/3/1980	Hum	134	508	202851
RFG #245	NMC 143413	2/3/1980	Hum	134	509	202852
RFG #246	NMC 143414	2/3/1980	Hum	134	486	202827
RFG #247	NMC 143415	2/3/1980	Hum	134	487	202828
RFG #248	NMC 143416	2/3/1980	Hum	134	488	202829
RFG #264	NMC 143417	1/11/1980	Hum	134	510	202855
RFG #265	NMC 143418	1/11/1980	Hum	134	511	202856
RFG #266	NMC 143419	1/17/1980	Hum	134	512	202857
RFG #267	NMC 143420	1/17/1980	Hum	134	513	202858
RFG #268	NMC 143421	1/17/1980	Hum	134	514	202859
RFG #269	NMC 143422	1/17/1980	Hum	134	515	202860
RFG #270	NMC 143423	1/17/1980	Hum	134	516	202861
RFG #271	NMC 143424	1/17/1980	Hum	134	517	202862
RFG #305	NMC 143444	1/18/1980	Hum	134	523	202868
RFG #306	NMC 143445	1/18/1980	Hum	134	524	202869
RFG #307	NMC 143446	1/18/1980	Hum	134	525	202870

RFG #328	NMC 143453	1/11/1980	Hum	134	526	202872
RFG #330	NMC 143455	1/11/1980	Hum	134	528	202874
RFG #332	NMC 143457	1/11/1980	Hum	134	530	202876
RFG #334	NMC 143459	1/11/1980	Hum	134	532	202878
RFG #336	NMC 143461	1/11/1980	Hum	134	534	202880
RFG #338	NMC 143463	1/22/1980	Hum	134	536	202882
RFG #340	NMC 143465	1/22/1980	Hum	134	538	202884
RFG #342	NMC 143467	1/22/1980	Hum	134	540	202886
RFG #358	NMC 143469	1/31/1980	Hum	134	489	202830
RFG #359	NMC 143470	1/31/1980	Hum	134	310	202645
RFG #360	NMC 143471	1/31/1980	Hum	134	311	202646
RFG #361	NMC 143472	1/31/1980	Hum	134	312	202647
RFG #362	NMC 143473	1/31/1980	Hum	134	313	202648
RFG #363	NMC 143474	1/31/1980	Hum	134	315	202650
RFG #364	NMC 143475	1/31/1980	Hum	134	316	202651
RFG #365	NMC 143476	1/31/1980	Hum	134	318	202653
RFG #366	NMC 143477	1/31/1980	Hum	134	319	202654
RFG #367	NMC 143478	1/31/1980	Hum	134	321	202656
RFG #368	NMC 143479	2/1/1980	Hum	134	322	202657
RFG #262	NMC 143487	1/11/1980	Hum	134	412	202751
RFG #0BF	NMC 143488	1/30/1980	Hum	134	499	202842
RFG #1FS	NMC 143489	1/27/1980	Hum	134	496	202839
RFG #12A	NMC 143490	2/20/1980	Hum	134	284	202619
RFG #13A	NMC 143491	2/20/1980	Hum	134	286	202621
RFG #22A	NMC 143492	2/20/1980	Hum	134	296	202631
RFG #29A	NMC 143493	2/6/1980	Hum	134	304	202639
RFG #29B	NMC 143494	2/6/1980	Hum	134	305	202640
RFG #30A	NMC 143495	1/5/1980	Hum	134	306	202641
RFG #36A	NMC 143496	2/7/1980	Hum	134	331	202637
RFG #36B	NMC 143497	2/7/1980	Hum	134	332	202668
RFG #201A	NMC 143504	2/5/1980	Hum	134	309	202644
RFG #215B	NMC 143505	2/14/1980	Hum	134	475	202816
RFG #217B	NMC 143506	2/14/1980	Hum	134	478	202819
RFG #218A	NMC 143507	2/4/1980	Hum	134	480	202821
RFG #218B	NMC 143508	2/4/1980	Hum	134	481	202822
RFG #219B	NMC 143509	2/13/1980	Hum	134	483	202824
RFG #238F	NMC 143510	1/29/1980	Hum	134	497	202840
RFG #239A	NMC 143511	2/22/1980	Hum	134	498	202841
RFG #362A	NMC 143512	2/5/1980	Hum	134	498	202649
RFG #364A	NMC 143513	2/5/1980	Hum	134	317	202652
RFG #366A	NMC 143514	2/6/1980	Hum	134	320	202655
RFG #368A	NMC 143515	2/6/1980	Hum	134	323	202658
RFG #241A	NMC 143596	3/11/1980	Hum	134	505	202848
RFG #240	NMC 143597	2/22/1980	Hum	134	503	202846
RFG #239	NMC 143598	2/22/1980	Hum	134	501	202844
RFG #400	NMC 175062	10/25/1980	Hum	143	13	208753
RFG #401	NMC 175063	10/25/1980	Hum	143	14	208754
RFG #402	NMC 175064	10/25/1980	Hum	143	15	208755
RFG #403	NMC 175065	10/25/1980	Hum	143	16	208756
RFG #404	NMC 175066	10/17/1980	Hum	143	17	208757

RFG #405	NMC 175067	10/17/1980	Hum	143	18	208758
RFG #406	NMC 175068	10/17/1980	Hum	143	19	208759
RFG #407	NMC 175069	10/17/1980	Hum	143	20	208760
RFG #408	NMC 175070	10/17/1980	Hum	143	21	208761
RFG #409	NMC 175071	10/17/1980	Hum	143	22	208762
RFG #410	NMC 175072	10/17/1980	Hum	143	23	208763
RFG #411	NMC 175073	10/17/1980	Hum	143	24	208764
RFG #412	NMC 175074	10/17/1980	Hum	143	25	208765
RFG #413	NMC 175075	10/17/1980	Hum	143	26	208766
RFG #414	NMC 175076	10/17/1980	Hum	143	27	208767
RFG #415	NMC 175077	10/17/1980	Hum	143	28	208768
RFG #416	NMC 175078	10/17/1980	Hum	143	29	208769
RFG #417	NMC 175079	10/17/1980	Hum	143	30	208770
RFG #418	NMC 175080	10/17/1980	Hum	143	31	208771
RFG #419	NMC 175081	10/17/1980	Hum	143	32	208772
RFG #420	NMC 175082	10/17/1980	Hum	143	33	208773
RFG #421	NMC 175083	10/17/1980	Hum	143	34	208774
RFG #422	NMC 175084	10/17/1980	Hum	143	35	208775
RFG #423	NMC 175085	10/17/1980	Hum	143	36	208776
RFG #424	NMC 175086	10/17/1980	Hum	143	37	208777
RFG #425	NMC 175087	10/17/1980	Hum	143	38	208778
RFG #426	NMC 175088	10/17/1980	Hum	143	39	208779
RFG Fraction #427	NMC 175089	10/17/1980	Hum	143	40	208780
Pacific #2	NMC 181010	11/4/1980	Hum	144	13	209365
Sulphate	NMC 181011	11/4/1980	Hum	144	14	209366
Alunite	NMC 181012	11/4/1980	Hum	144	15	209367
Alunite #2	NMC 181013	11/4/1980	Hum	144	16	209368
DLA #1	NMC 284248	8/25/1983	Hum	180	326	235588
DLA #2	NMC 284249	8/25/1983	Hum	180	327	235589
DLA #3	NMC 284250	8/25/1983	Hum	180	328	235590
DLA #4	NMC 284251	8/25/1983	Hum	180	329	235591
DLA #5	NMC 284252	8/25/1983	Hum	180	330	235592
RFG #328X	NMC 307553	5/15/1984	Hum	187	435	240672
RFG # 39	NMC 436884	6/28/1987	Hum	242	228	280585
RFG # 72	NMC 436912	6/28/1987	Hum	242	229	280586
WKM-1	NMC 780688	9/30/1997	Hum			19979326
WKM-2	NMC 780689	9/30/1997	Hum			19979327
WKM-3	NMC 780690	9/30/1997	Hum			19979328
WKM-4	NMC 780691	9/30/1997	Hum			19979329
WKM-5	NMC 780692	9/30/1997	Hum			19979330
WKM-6	NMC 780693	9/30/1997	Hum			19979331
WKM-7	NMC 780694	9/30/1997	Hum			19979332
WKM-8	NMC 780695	9/30/1997	Hum			19979333
WKM-9	NMC 780696	9/30/1997	Hum			19979334
WKM-10	NMC 780697	9/30/1997	Hum			19979335
WKM-11	NMC 780698	9/30/1997	Hum			19979336
WKM-12	NMC 780699	9/30/1997	Hum			19979337
WKM-13	NMC 780700	9/30/1997	Hum			19979338
WKM-14	NMC 780701	9/30/1997	Hum			19979339
WKM-15	NMC 780702	9/30/1997	Hum			19979340

WKM-16	NMC 780703	9/30/1997	Hum	19979341
WKM-17	NMC 780704	9/30/1997	Hum	19979342
WKM-18	NMC 780705	9/30/1997	Hum	19979343
WKM-19	NMC 780706	10/1/1997	Hum	19979344
WKM-20	NMC 780707	10/1/1997	Hum	19979345
WKM-21	NMC 780708	10/1/1997	Hum	19979346
WKM-22	NMC 780709	10/1/1997	Hum	19979347
WKM-23	NMC 780710	10/1/1997	Hum	19979348
WKM-24	NMC 780711	10/1/1997	Hum	19979349
WKM-25	NMC 780712	10/1/1997	Hum	19979350
WKM-26	NMC 780713	10/1/1997	Hum	19979351
WKM-27	NMC 780714	10/1/1997	Hum	19979352
WKM-28	NMC 780715	10/1/1997	Hum	19979353
WKM-29	NMC 780716	10/1/1997	Hum	19979354
WKM-30	NMC 780717	10/1/1997	Hum	19979355
WKM-31	NMC 780718	10/1/1997	Hum	19979356
WKM-32	NMC 780719	10/1/1997	Hum	19979357
WKM-33	NMC 780720	10/1/1997	Hum	19979358
WKM-34	NMC 780721	10/1/1997	Hum	19979359
WKM-35	NMC 780722	10/1/1997	Hum	19979360
WKM-36	NMC 780723	10/1/1997	Hum	19979361
WKM-37	NMC 780724	10/1/1997	Hum	19979362
WKM-38	NMC 780725	10/1/1997	Hum	19979363
WKM-39	NMC 780726	10/1/1997	Hum	19979364
WKM-40	NMC 780727	10/1/1997	Hum	19979365
WKM-41	NMC 780728	10/1/1997	Hum	19979366
WKM-42	NMC 780729	10/1/1997	Hum	19979367
WKM-43	NMC 780730	10/1/1997	Hum	19979368
WKM-44	NMC 780731	10/1/1997	Hum	19979369
WKM-45	NMC 780732	10/1/1997	Hum	19979370
WKM-46	NMC 780733	10/1/1997	Hum	19979371
WKM-47	NMC 780734	10/1/1997	Hum	19979372
WKM-48	NMC 780735	10/1/1997	Hum	19979373
WKM-50	NMC 780736	10/1/1997	Hum	19979374
WKM-51	NMC 780737	10/2/1997	Hum	19979375
WKM-52	NMC 780738	10/2/1997	Hum	19979376
WKM-53	NMC 780739	10/2/1997	Hum	19979377
WKM-54	NMC 780740	10/2/1997	Hum	19979378
WKM-55	NMC 780741	10/2/1997	Hum	19979379
WKM-56	NMC 780742	10/2/1997	Hum	19979380
WKM-57	NMC 780743	10/2/1997	Hum	19979381
WKM-58	NMC 780744	10/2/1997	Hum	19979382
WKM-60	NMC 780745	10/6/1997	Hum	19979383
WKM-62	NMC 780746	10/6/1997	Hum	19979384
WKM-64	NMC 780747	10/6/1997	Hum	19979385
RFG 130A	Not yet filed	1/8/2008	Hum	Not yet filed

Crofoot Mine Patented Claims owned by Hycroft Resources & Development, Inc., a Nevada corporation

Claim Name	Patent No.	Survey No.
Admission Placer	908431	4355
Black Rock (also known as the Blackrock)	1064817	4688A
Green Rock #1 - #4	1223182	4839	(orig.)
		4857	(pat.)
Sheol Sulfur Mine Nos. 1 - 8 (also known as the Sheole Nos. 1 - 8)	908431	4355
Swager Placer	1213605	4839
West Virginia No. 1	1064817	4688A
West Virginia No. 2	1064817	4688A

Lewis Mine Patented Claims owned by Victory Exploration Inc., formerly known as F.W. Lewis, Inc., a Nevada corporation

Claim Name	Patent No.	Survey No.
Hilltop Placer	1008652	4598
Occult Placer	1008652	4598
Sheol Sulfur Mine No. 9 (also known as the Sheole #9)	1008652	4598

Description of Water Rights

Water Appropriation Permit, No. 42675, approved 5-22-1981; Mabel Crofoot, leased by Hycroft Lewis Mine, Inc.

Water Appropriation Permit, No. 47423, Certificate No. 13448, 8-20-1992; Victory Exploration Inc., formerly known as F.W. Lewis, Inc., leased by Hycroft Lewis Mine, Inc.

Water Appropriation Permit, No. 49533, Certificate No. 13859, 3-22-1994; Hycroft Resources & Development, Inc.

Water Appropriation Permit, No. 51112, Certificate No. 13457, 8-20-1992; Hycroft Resources & Development, Inc.

Water Appropriation Permit, No. 51113, Certificate No. 13458, 8-20-1992; Hycroft Resources & Development, Inc.

Water Appropriation Permit, No. 51473, changes place and manner of use of 42675; Mabel Crofoot, leased by Hycroft Lewis Mine, Inc.

Water Appropriation Permit, No. 60230, approved 7-719-95, same POD as 51113; Hycroft Resources & Development, Inc.

Water Appropriation Permit, No. 60231, approved 7-7-1995, same POD as 51112; Hycroft Resources & Development, Inc.

Water Appropriation Permit, No. 61255, filed 5-24-1995, pending, Jungo Road Well #1; Hycroft Resources & Development, Inc. and Humboldt County

Water Appropriation Permit, No. 61256, filed 5-24-1995, pending, Jungo Road Well #2; Hycroft Resources & Development, Inc. and Humboldt County

SCHEDULE “B”

PROMISSORY NOTE

Principal Amount: CAD$●

This note is made pursuant to the credit agreement (the “Credit Agreement”) dated for reference March 17, 2008 between HYCROFT RESOURCES & DEVELOPMENT, INC., ALLIED NEVADA GOLD CORP., HYCROFT LEWIS MINE, INC., VICTORY EXPLORATION INC., VICTORY GOLD INC., ALLIED VGH INC., ALLIED NEVADA GOLD HOLDINGS LLC and ALLIED VNC INC. and IONIC CAPITAL CORP. and is subject to the terms thereof.

For value received, HYCROFT RESOURCES & DEVELOPMENT, INC. (the “Borrower”) hereby promises to pay to IONIC CAPITAL CORP. (the “Lender”) the principal amount of ● CANADIAN DOLLARS (CAD$●) (the “Principal Amount”) on (subject to the rights of the Lender to accelerate payment under the Credit Agreement) March 30, 2009, together with interest accruing on the outstanding Principal Amount from the date hereof at a rate of TWELVE PERCENT (12%) per annum, compounded monthly (effective rate of 12.68% per annum), before and after each of maturity, default and judgment, payable monthly on the last Business Day of every month. All payments under this promissory note will be made by certified cheque, bank draft or wire transfer (pursuant to wire transfer instructions provided by the Lender from time to time) and delivered to the Lender at Suite 1028, 550 Burrard Street, Vancouver, British Columbia V6C 2B5.

The undersigned is entitled to prepay this promissory note, in whole or in part, without notice or penalty. The undersigned waives demand and presentment for payment, notice of non-payment, protest, notice of protest and notice of dishonour. This promissory note will be governed by and construed in accordance with the laws of the State of Nevada and the federal laws of the United States applicable therein. In this promissory note, “Business Day” means a day which is not a Saturday, Sunday or a statutory holiday in the State of Nevada.

Dated: March ●, 2008.

HYCROFT RESOURCES & DEVELOPMENT, INC.

Per:
Authorized Signatory

SCHEDULE “C”

DRAWING NOTICE AND CERTIFICATION

TO:	IONIC CAPITAL CORP. (the “Lender”)

FROM:	HYCROFT RESOURCES & DEVELOPMENT, INC. (the “Borrower”)

RE:	CREDIT AGREEMENT (the “Credit Agreement”) dated for reference March 17, 2008 between the Lender, the Borrower and certain guarantors thereunder (together with the Borrower, the “Credit Parties”)

All capitalized terms used herein which are not defined herein shall have the same meaning ascribed thereto in the Credit Agreement.

Pursuant to subparagraph ● of the Credit Agreement, the undersigned hereby provides you with an irrevocable notice that on the date set out below the undersigned will draw down the amount set out below pursuant to the Facility:

Date of Advance:	●, 2008
Amount of Advance:	$●

The Borrower hereby certifies that:

(a)	each of the representations and warranties of the Credit Parties contained in the Credit Agreement is true and correct in all material respects as at the date hereof;

(b)	all of the terms, covenants and conditions contained in the Credit Agreement to be complied with or performed by the Credit Parties at or prior to the date hereof described above have been complied with or performed; and

(c)	no default or Event of Default has occurred or will occur as a result of the Lender advancing the amount described above.

DATED ●, 2008.

HYCROFT RESOURCES & DEVELOPMENT, INC.

Per:
Authorized Signatory

SCHEDULE “D”

SUBSIDIARIES

•	Allied Nevada Gold Holdings LLC, a Nevada limited liability company

•	Hycroft Lewis Mine, Inc., a Nevada corporation

•	Hycroft Resources & Development, Inc., a Nevada corporation

•	Allied VGH Inc., a Nevada corporation

•	Allied VNC Inc., a Nevada corporation

•	Victory Gold Inc., a Nevada corporation

•	Victory Exploration Inc., a Nevada corporation

SCHEDULE “E”

PERMITTED ENCUMBRANCES

“Permitted Encumbrances” means, with respect to the assets of the Credit Parties any of the following encumbrances:

(a) Any lien for taxes, assessments or government charges or levies not at the time due and delinquent or the validity of which is being contested at the time by such person in good faith by proper legal proceedings, and which contested lien in the reasonable opinion of the Lender does not, and could not reasonably be expected to, have a materially adverse effect on any of the Credit Parties.

(b) The lien of any judgment rendered or claim filed against any of the Credit Parties which such Credit Parties are contesting in good faith by proper legal proceedings, and which lien in the reasonable opinion of the Lender does not, and could not reasonably be expected to, have a materially adverse effect on any of the Credit Parties.

(c) Purchase money security interests, and liens imposed by or granted pursuant to financial leases or conditional sale contracts with respect to the assets being financed, leased or sold, which are created in the normal course of business, provided that such assets are and remain subject to the Security.

(d) Builder’s, mechanic’s, architect’s, supplier’s, labourer’s, materialman’s and other similar liens or privileges incidental to then-current construction, improvement or maintenance of any property or the furnishing of any materials or supplies.

(e) Easements, rights-of-way or similar rights in land granted to or reserved by other persons which do not materially impair the usefulness or value of the assets or property subject to them.

(f) The right reserved to or vested in any governmental or public authority by any lease, licence, franchise, grant, permit or statutory provision to terminate any lease, licence, franchise, grant or permit, or to require annual or other periodic payments as a condition of their continued effect.

(g) The encumbrance resulting from the deposit of cash as security when such person is required to do so by governmental or other public authority or by normal business practice in connection with contracts, licences or tenders or similar matters in the ordinary course of business and for the purpose of carrying on the same or to secure workers’ compensation, surety or appeal bonds or to secure costs of litigation when required by law or to secure performance of reclamation obligations under applicable laws and regulations.

(h) Public and statutory obligations which are not yet due or delinquent and security given to a public utility or any governmental or public authority when required in connection with the operations of such person.

(i) In respect of any particular asset or property of any of the Credit Parties, any lien which the Lender approves in writing.

(j) Royalty interests granted to or reserved by other persons in the agreements and conveyances by which the Credit Parties acquired the rights and title to their assets and the rights of parties to any agreements concerning such assets in effect on the date of this Agreement, including any lease, option or other agreement for the joint venture, lease, or purchase and sale of any minerals, mineral rights and other real property interests existing or contemplated on the date of this Agreement.

(k) In respect of any unpatented mining claims leased or owned by the Credit Parties, the paramount title of the United States.

(l) Any facts which would be disclosed by an on-site inspection and correct survey of any of the lands, patented mining claims or unpatented mining claims leased or owned by the Credit Parties.

(m) Any easement or right-of-way which is not of record, including any road established under RS 2477.

(n) The community property interest of the spouse of any married person in the chain of title if such spouse failed to join in any conveyance in the chain of title.

(o) Inchoate mechanic’s and materialmen’s liens under the laws of the State of Nevada, the priority of which may relate back to the date on which the first services or materials were provided for the improvement of the property subject to any such lien.

(p) Tax liens of the United States not recorded in the records of the office of the recorder of any county in which any of the assets is located.

(q) Any zoning or land use regulation or restrictions imposed by the State of Nevada or any of its political subdivisions which has jurisdiction of any of the assets of the Credit Parties.

(r) Conflicts and overlaps among any of the unpatented mining claims leased or owned by any of the Credit Parties and unpatented mining claims owned by other parties.

(s) In respect of the Hycroft Mining Properties, the matters described in the Mineral Status Report prepared by counsel for the Credit Parties.

(t) The lien and security interest created by the Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing to Secure Promissory Note, Pledge Agreements and Security Agreements executed and delivered by the Credit Parties in accordance with this Agreement.

(u) Reservations and exceptions stated in patents and Acts of law authorizing the issuance of the patents for the fee lands and patented mining claims which constitute all or part of the Hycroft Mine Property.